                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 10, 2006
                                                          --------------


                              CSS Industries, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                        1-2661                 13-920657
----------------------------          -------------         -------------------
(State or other jurisdiction           (Commission            (IRS Employee
    of incorporation)                  File Number)         Identification No.)


  1845 Walnut Street, Philadelphia, PA                             19103
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (215) 569-9900
                                                           --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Based upon actions taken by the Human Resources Committee of the Board of Directors of CSS Industries, Inc. ("CSS") on April 19, 2006, the following base salaries are in effect from April 1, 2006 (the beginning of CSS' 2007 fiscal year) for CSS' named executive officers:

                 EXECUTIVE OFFICER                               BASE
                   NAME AND TITLE                               SALARY
                 -----------------                              ------

David J. M. Erskine,                                           $468,000
President and Chief Executive Officer                          Per year

Jack Farber,                                                   $400,000
Chairman                                                       Per year

Frank Macero, Jr.,                                              $14,423
President, Paper Magic Group, Inc.                            Bi-weekly*

Christopher J. Munyan,
Executive Vice President and                                   $350,000
Chief Operating Officer                                        Per year

Clifford E. Pietrafitta,
Vice President - Finance, and                                  $254,100
Chief Financial Officer                                        Per year

*Mr. Macero has indicated that he intends to retire effective May 31, 2006. The foregoing bi-weekly salary was approved by the Human Resources Committee of the Board of Directors of CSS on March 10, 2006, and it reflects the compensation to be paid to Mr. Macero from April 1, 2006 (the beginning of CSS' 2007 fiscal year) until the date of Mr. Macero's retirement.

On April 19, 2006, the Board of Directors of CSS approved the following as the basis upon which cash compensation will be paid to each non-employee director of CSS commencing August 2, 2006:

                   Annual Retainer:                            $25,000
                   Annual Retainer for
                   Committee Chairmen:
                   - Audit:                                    $10,000
                   - Human Resources:                          $ 5,000
                   - Nominating and Governance:                $ 5,000
                   Attendance Fees:                            $ 1,000**

**Attendance fees reflect the amount paid to each non-employee director for each meeting of the Board of Directors and of any of its committees attended by such member, and for each consultation undertaken with either the management of CSS or with another member of the Board of Directors or with an advisor or consultant thereof to the extent that such consultation pertains to the activities of the Board of Directors or any of its committees of which such director is a member, except that in the case of any such meetings or consultations that are telephonic and of not more than one hour in duration, the applicable fee was set at $500 per meeting or consultation.



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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

(d) (1) On April 19, 2006, the Board of Directors of CSS increased the number of directors of CSS from seven to eight and filled the resulting vacancy by electing Christopher J. Munyan as a member of the Board of Directors of CSS. Mr. Munyan, age 40, presently serves as Executive Vice President and Chief Operating Officer of CSS, and he has served in such capacity since October 2005. He will become President and Chief Executive Officer of CSS effective upon the retirement of David J. M. Erskine on June 30, 2006. From November 1999 until October 2005, Mr. Munyan served as President of Berwick Offray LLC, a subsidiary of CSS. Prior to his appointment as President of Berwick Offray, Mr. Munyan served as Berwick Offray's Senior Vice President-Finance and Administration and in various other capacities since 1993. Berwick Offray designs, manufactures, imports and sells decorative ribbon and bow products and related items.

    (2) There are no arrangements or understandings between Mr. Munyan and any other person pursuant to which Mr. Munyan was selected as a director.

    (3) As an employee member of the CSS Board of Directors, Mr. Munyan is automatically a member of the Stock Option Committees under CSS' 1995 Stock Option Plan for Non-employee Directors and CSS' 2000 Stock Option Plan for Non-employee Directors.

    (4) With respect to Mr. Munyan, there have been no past transactions and there are no currently proposed transactions described in Item 404(a) of Regulation S-K, except as follows:

         (a) Mr. Munyan and CSS are parties to an employment agreement dated October 25, 2005, the material terms of which are described in
                Item 1.01 of the Current Report on Form 8-K filed by CSS on October 27, 2005 and are hereby incorporated by reference herein; and

         (b) Pursuant to the provisions of CSS' 2004 Equity Compensation Program, the following stock options to purchase shares of CSS Common Stock were granted to Mr. Munyan since the beginning of CSS' most recently completed fiscal year:

                                        Number of
                                  Securities Underlying        Exercise       Expiration
               Grant Date           Options Granted*             Price           Date
               ----------         ----------------------       ---------      ----------
               4/21/2005                  11,500                $33.20         4/21/2010
              10/25/2005                  15,000                $35.98        10/25/2010
               4/19/2006                  10,000                $30.73         4/19/2011

         *These options become exercisable at the rate of 25% of the optioned securities per year on each of the first four anniversaries of the grant date.


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                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              CSS Industries, Inc.
                                              (Registrant)


                                              By: /s/ William G. Kiesling
                                                  ---------------------------
                                                  William G. Kiesling
                                                  Vice President and
                                                  General Counsel



Date: April 25, 2006


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